Exhibit 10.1

INVESTMENT AGREEMENT

TO:                          Contango ORE, Inc.

The undersigned (the “Subscriber”) subscribes for and agrees to purchase US$20,000,000 principal amount of 8% unsecured convertible debentures (the “Subscribed Debentures”) of Contango ORE, Inc. (the “Corporation”) at a purchase price of US$20,000,000 (the “Subscription Price”), all on and subject to the “Terms and Conditions of Investment” attached to and forming part of this investment agreement (the “Agreement”).

Subscriber Signature
Queen’s Road Capital Investment Ltd.
____/s/Warren Gilmaan________________________
 (Name of Subscriber - please print)
By:        WARREN GILMAN
(Authorized Signature)

 CEO and Director
Official Capacity or Title - please print)

___________________________________________
Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.
Number of Securities: US$20,000,000 principal amount of Subscribed Debentures

Aggregate Subscription Price: US$20,000,000

ii

Subscriber Information

Cheung Kong Centre
Suite 2006, 2 Queen’s Road Central
Hong Kong, Hong Kong
__________________________________________
(Subscriber’s Address)

__________________________________________
 (Telephone Number)

___________________
(Fax Number)

__________________________________________
 (Email Address)

Number and type of securities of the Corporation currently owned: Nil

Register the Securities as set forth below: Queen’s Road Capital Investment Ltd. Cheung Kong Centre Suite 2006, 2 Queen’s Road Central Hong Kong, Hong Kong	Deliver the Securities as set forth below: Stikeman Elliott LLP Suite 1700 666 Burrard Street Vancouver, BC V6C 2X8 Canada Attention: Neville McClure

iii

TO BE COMPLETED BY THE CORPORATION ONLY
The Corporation accepts the subscription on the terms and conditions of this Agreement, including the attached “Terms and Conditions of Investment”.
Date: April 9, 2022
CONTANGO ORE, INC. By: _/s/ Rick Van Nieuwenhuyse________________ Authorized Signing Officer Official Capacity or Title:

Terms and Conditions of Investment

Section 1                          Terms of the Offering

The subscription pursuant to this Agreement consists of the issuance and sale (the “Offering”) of an aggregate of US$20,000,000 principal amount of 8% unsecured convertible debentures, convertible into common shares of the Corporation (each, a “Common Share”) at a price of US$30.50 per Common Share.

The Subscriber is subscribing for the Subscribed Debentures.  As used in this Agreement, “Securities” means the Subscribed Debentures and the Common Shares into which the Subscribed Debentures may be converted (the “Underlying Shares”), and, if elected, the Common Shares issued in satisfaction of the Establishment Fee (as defined below) (the “Establishment Fee Shares”), collectively or individually, as the context requires.

The Subscribed Debentures will be created and issued pursuant to a debenture certificate (the “Debenture Certificate”) substantially in the form set forth in Schedule B, to be dated as of the Closing Date (as defined below).  The specific attributes of the Subscribed Debentures are as set forth in the Debenture Certificate.

Section 2                          Closing

The completion of the offer, sale and issuance of the Subscribed Debentures and the Establishment Fee Shares as contemplated by this Agreement (the “Closing”) will occur on April 29, 2022 at 8:30 a.m. (Houston time) or such other date and/or time as may be determined by the Subscriber and the Corporation (the “Closing Date” and the “Time of Closing”, respectively), subject to satisfaction or waiver by the relevant party of the conditions of closing.

The Establishment Fee Shares subscribed for and/or issued under this Agreement will be represented by Direct Registration System advices (“DRS Advices”) and the Subscribed Debentures will be represented in certificated form only.  DRS Advices representing the Establishment Fee Shares and the certificate(s) representing the Subscribed Debentures will be registered in the name of the Subscriber and delivered to the Subscriber at the Time of Closing upon satisfaction of the conditions of Closing described below.

Section 3                          Conditions of Closing

The offer, sale and issuance of the Securities as contemplated by this Agreement is subject to, among other things, the following conditions being fulfilled or performed on or before the Time of Closing:

(a)	The following conditions which are for the exclusive benefit of the Corporation and may be waived, in whole or in part, by the Corporation in its sole discretion:

(i)	the Subscriber delivering a fully completed and duly executed copy of this Agreement;

(ii)
the Subscriber delivering a duly executed copy of an investor rights agreement (the “Investor Rights Agreement”) between the Corporation and the Subscriber, substantially in the form set forth in Schedule C;

(iii)	the Subscriber delivering fully completed and duly executed copies of all other documentation contemplated by this Agreement;

(iv)	evidence of completed wire transfer as specified on Schedule A representing the aggregate Subscription Price payable for the Subscribed Debentures subscribed for by the Subscriber;

(v)
the offer, sale and issuance of the Securities being exempt from the registration requirements of Applicable Securities Laws.  As used in this Agreement, “Applicable Securities Laws” means any and all securities laws including, statutes, rules, regulations, by-laws, policies, guidelines, orders, decisions, rulings and awards, applicable in the United States and the jurisdictions in which the Securities will be offered, sold and issued;

(vi)
the Subscriber executing and delivering to the Corporation all reports, undertakings or other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Securities to the Subscriber;

(vii)
the Corporation obtaining all orders, permits, approvals, waivers, consents, licenses or similar authorizations of Regulators necessary to complete the offer, sale and issuance of (A) the Subscribed Debentures and the Establishment Fee Shares and (B) at least 655,738  Underlying Shares.  As used in this Agreement, “Regulator” means (I) any governmental or public entity department, court, commission, board, bureau, agency or instrumentality, (II) any quasi-governmental, self regulatory or private body exercising any regulatory authority under Applicable Securities Laws and (III) the NYSE American LLC (“NYSE”) and any other stock exchange having jurisdiction;

(viii)
the representations and warranties of the Subscriber contained in this Agreement having been true and correct in all material respects as of the date of this Agreement and being true and correct in all material respects at the Time of Closing with the same effect as though made at and as of such date (except, in each case, with respect to any representations and warranties that speak as of a specific date or time, the truth and accuracy of which need only be measured as of such date and time);

(ix)	all documentation relating to the offer, sale and issuance of the Securities being in form and substance satisfactory to the Corporation; and

(x)
none of the Offering nor any other of the transactions or Documents contemplated by this Agreement shall need to be approved by the Corporation’s shareholders pursuant to Applicable Securities Laws or as a condition to being approved by a Regulator;

(b)	The following conditions which are for the exclusive benefit of the Subscriber and may be waived, in whole or in part, by the Subscriber in its sole discretion:

(i)	the representations and warranties of the Corporation contained in this Agreement having been true and correct as of the date of this Agreement and being true and correct at the Time of Closing;

(ii)	the NYSE approving the issuance and sale of the Securities and conditionally approving the listing of the Establishment Fee Shares and at least 655,738 Underlying Shares;

(iii)
all documentation relating to the offer, sale and issuance of the Securities, including the Subscribed Debentures, the Investor Rights Agreement, corporate resolutions and closing certificates, being in form and substance satisfactory to the Subscriber;

(iv)	the Corporation delivering duly executed copies of the Subscribed Debenture and the Investor Rights Agreement;

(v)	the Corporation delivering fully completed and duly executed copies of all other documentation contemplated by this Agreement;

(vi)
the Subscriber receiving at the Time of Closing a legal opinion addressed to it, in form and substance acceptable to it and its counsel, acting reasonably, by Holland and Knight LLP, counsel to the Corporation (who may rely, to the extent appropriate in the circumstances, certificates of officers of the Corporation and government officials) as to:

(A)	the Corporation being validly existing and in good standing under the laws of its jurisdiction of incorporation;

(B)
the Corporation having the corporate power to execute and deliver this Agreement, the Subscribed Debenture and the Investor Rights Agreement (the “Documents”) and to perform its obligations hereunder and thereunder and issue the Securities;

(C)	the authorized capital of the Corporation;

(D)	all necessary corporate action having been taken by the Corporation to authorize the execution and delivery by it of each of the Documents and the performance of its obligations thereunder;

(E)
all necessary corporate action having been taken by the Corporation to authorize (I) the issue and sale of the Subscribed Debentures; (II) the reservation and issuance of the Underlying Shares in accordance with their terms; and (III) the issuance of the Establishment Fee Shares;

(F)
the Subscribed Debentures having been validly executed and delivered by the Corporation and, upon the Corporation receiving payment of the price therefor, the Subscribed Debentures being validly issued and outstanding;

(G)	upon the conversion of the Subscribed Debentures in accordance with their terms, the Underlying Shares being validly issued and outstanding as fully paid and non-assessable Common Shares;

(H)	upon the Corporation receiving payment of the applicable consideration therefor, the Establishment Fee Shares being validly issued and outstanding as fully paid and non-assessable Common Shares;

(I)	the issuance and sale of the Subscribed Debentures and the Establishment Fee Shares being exempt from the registration requirements of the Securities Act of 1933, as amended;

(J)	the issuance and sale of the Underlying Shares in accordance with their terms being exempt from the registration requirements of the Securities Act of 1933, as amended; and

(vii)
since December 31, 2021 no material adverse change shall have occurred in the assets, properties, operations, business, liabilities (actual or contingent) or condition (financial or otherwise) of the Corporation; and

(viii)
since December 31, 2021, there shall not have developed, occurred or come into effect or existence any event, action, state, condition or major financial occurrence of national or international consequence or any law or regulation which in the opinion of the Subscriber, acting reasonably and in good faith, seriously adversely affects, or involves, or will seriously adversely affect, or involve, the financial markets or the business, operations or affairs of the Corporation.

Section 4                          Acknowledgments of the Subscriber

The Subscriber acknowledges that:

(a)	An investment in the Securities is not without risk and the Subscriber may lose HIS, HER OR ITS entire investment;

(b)
The offer, sale and issuance of the Securities is exempt from the registration requirements of Applicable Securities Laws and, as a result: (i) Subscriber must bear the economic risk of the investment indefinitely unless a subsequent disposition thereof is registered or exempted under the U.S. Securities Act and other Applicable Securities Laws, (ii) the Securities cannot be resold or transferred unless they are subsequently registered under the U.S. Securities Act and such applicable state securities laws or unless an exemption from such registration is available, (iii) the Corporation does not have any obligation or intention to register the Securities for resale under the U.S. Securities Act, any state securities laws or of supplying the information which may be necessary to enable Subscriber to sell Securities and that Subscriber has no right to require the registration of the Securities under the U.S. Securities Act, any state securities laws or other applicable securities regulations, and (iv) sales or transfers of Securities are further restricted by the provisions of the Documents;

(c)
No prospectus or registration statement has been filed with any Regulator in connection with the Offering and no Regulator has made any finding or determination as to the merit for investment in, or made any recommendation or endorsement with respect to, the Securities;

(d)
The Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and are being offered and sold in transactions not subject to such registration requirements, and therefore the Securities may not be offered or sold in the United States of America, its territories and possessions, any state of the United States or the District of Columbia (collectively, the “United States”) or to, or for the account or benefit of, a “U.S. Person” (as that term is defined in Regulation S promulgated under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or company organized or incorporated under the laws of the United States) or a person in the United States except in compliance with the requirements of an exemption from registration under the U.S. Securities Act and any applicable state securities laws;

(e)
The Corporation may be required to file reports with all applicable Regulators containing personal information about the Subscriber.  Such reports will include the full name, residential address and telephone number of the Subscriber, the number and type of securities purchased, the total purchase price paid for such securities, the date of the Closing and the registration exemption relied upon under Applicable Securities Laws to complete such purchase.  The Corporation may also be required pursuant to Applicable Securities Laws to file this Agreement on EDGAR.  By completing this Agreement, the Subscriber authorizes the indirect collection of the information described in this Section 4(e) by all applicable Regulators and consents to the disclosure of such information to the public through (i) the filing of reports with all applicable Regulators and (ii) the filing of this Agreement on EDGAR;

(f)	The Subscribed Debentures are being offered on a “private placement” basis and the Subscribed Debentures are not and will not be listed on the NYSE or any other stock exchange; and

(g)
The certificates representing the Subscribed Debentures, and the DRS Advices, the DRS Advices representing the Establishment Fee Shares and the Underlying Shares (and any replacement certificate issued prior to the expiration of the applicable hold periods), if any, will bear the following legend in accordance with Applicable Securities Laws:

“THE SECURITIES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS REGULATION S, PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION; AND THAT HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

Section 5                          Representations and Warranties of the Subscriber

The Subscriber represents and warrants as follows to the Corporation at the date of this Agreement and at the Time of Closing and acknowledges and confirms that the Corporation is relying on such representations and warranties in connection with the offer, sale and issuance of the Securities to the Subscriber:

(a)
The Subscriber has knowledge in financial and business affairs, is capable of evaluating the merits and risks of an investment in the Securities, and is able to bear the economic risk of such investment even if the entire investment is lost;

(b)
The Subscriber has not been provided with a prospectus, an offering memorandum or any other document in connection with its subscription for Securities and the Subscriber’s decision to subscribe for Subscribed Debentures and execute this Agreement has not been based on, and the Subscriber has not relied on, any verbal or written representation as to the facts made by or on behalf of the Corporation or any employee or agent of the Corporation and has been based entirely on this Agreement and the other Documents;

(c)
The distribution of the Securities has not been made through, or as a result of, and is not being accompanied by, (i) a general solicitation, (ii) any advertisement including articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or (iii) any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(d)
The Subscriber is knowledgeable of, or has been independently advised as to, the Applicable Securities Laws which would apply to this Agreement.  The Subscriber is eligible to purchase or receive the Securities pursuant to an exemption from the registration requirements of Applicable Securities Laws.  The Applicable Securities Laws of a jurisdiction outside of the United States in which the Subscriber might be subject do not require the Corporation to file a prospectus, offering memorandum or similar document or to register or qualify the distribution of the Securities, or for the Corporation to be registered with or to make any filings or seek any approvals of any kind whatsoever from any governmental or regulatory authority of any kind whatsoever in such jurisdiction outside of the United States.  The delivery of this Agreement, the acceptance of it by the Corporation and the issue of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and all other applicable laws and will not cause the Corporation to become subject to or comply with any continuous disclosure, registration or other periodic filing or reporting requirements under any such applicable laws;

(e)
The Subscriber was offered the Securities in, and is resident in, the jurisdiction set out as the “Subscriber’s Address” on the first page of this Agreement and intends the Applicable Securities Laws of that jurisdiction to govern the offer, sale and issuance of the Securities to the Subscriber, provided that, the Subscriber understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of any other offering or publicity material relating to the Securities, in any jurisdiction where action for that purpose is required and it has complied and will comply with all applicable laws and regulations in each jurisdiction in which it acquires the Securities, in all cases at its own expense.

(f)
The Subscriber is not in the United States or a U.S. Person, did not receive an offer to acquire the Securities within the United States, is not acquiring the Securities for the account of or benefit of a U.S. Person or a person in the United States, and did not execute this Agreement or otherwise place its order to purchase the Securities from within the United States;

(g)
The Subscriber has been independently advised as to and is aware of the resale restrictions under Applicable Securities Laws with respect to the Securities, including any Common Shares issued on conversion of the Subscribed Debentures, and acknowledges receipt of a written notice of the legend(s) or restriction(s) notation applicable to the resale of the Securities;

(h)	The Subscriber has not received, nor does it expect to receive any financial assistance from the Corporation, directly or indirectly, in respect of the Subscriber’s purchase of Securities;

(i)
No person has made any oral or written representations to the Subscriber: (i) that any person will resell or repurchase; (ii) that any person will refund the purchase price of the Securities; or (iii) as to the future value or price of any of the Securities;

(j)
The Subscriber (i) has the legal capacity and competence to execute, deliver and perform its obligations under this Agreement; and (ii) the execution and delivery of and performance by the Subscriber of this Agreement have been authorized by all necessary corporate or other action on the part of the Subscriber;

(k)
This Agreement has been duly executed and delivered by the Subscriber, and constitutes a legal, valid and binding agreement of the Subscriber enforceable against him, her or it in accordance with its terms;

(l)
The Subscriber was not created or is used solely to purchase or hold securities without a prospectus in reliance on an exemption from the registration requirements provided for in Applicable Securities Laws;

(m)
The execution and delivery of and performance by the Subscriber of this Agreement do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event of condition) result in a breach or violation of or a conflict with, or allow any other person to exercise any rights under any of the terms or provisions of the Subscriber’s constating documents or by-laws, if applicable, or any other contract, agreement, instrument, undertaking or covenant to which the Subscriber is a party or by which it is bound;

(n)
The Subscriber has obtained such legal and tax advice as it considers appropriate in connection with the offer, sale and issuance of the Securities and the execution, delivery and performance by it of this Agreement and the transactions contemplated by this Agreement.  The Subscriber is not relying on the Corporation or its affiliates or counsel in this regard;

(o)	There are no agreements, commitments or understandings between the Subscriber and/or its insiders regarding the transactions contemplated herein or the securities of the Corporation;

(p)
Neither the Subscriber nor any of its beneficial owners, appears on the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury or in the Annex to United States Executive Order 13224 – Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, nor are they otherwise a prohibited party under the laws of the United States.  The Subscriber further represents that the monies used to fund the Subscription Price are not derived from, invested for the benefit of, or related in any way to, the governments of, or persons within, any country (i) under a U.S. embargo enforced by the Office of Foreign Assets Control, (ii) that has been designated as a “non-cooperative country or territory” by the Financial Action Task Force on Money Laundering, or (iii) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern”;

(q)
The Subscriber does not know or have any reason to suspect that (i) the monies used to fund the Subscription Price have been or will be derived from or related to any illegal activities, including but not limited to, money laundering activities,  (ii) the proceeds from the Subscriber’s investment will be used to finance any illegal or illegitimate activities, or (iii) the monies used to fund the Subscription Price are being tendered on behalf of a person or entity who has not been identified to the Subscriber;

(r)
None of Subscriber, any person controlling or controlled by Subscriber, any person having a beneficial interest in Subscriber is: (A) a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government owned corporation (“SFPF”); (B) an immediate family member of any SFPF; (C) a person who is widely or publicly known (or should be known by Subscriber) to maintain a close personal relationship with any SFPF; or (D) a person that has been formed by or for the benefit of any SFPF; and

(s)	The Subscriber is not a “distributor” as that term is defined in Rule 902 of the U.S. Securities Act.

(t)	As of the date hereof, the Subscriber, and any person who may be deemed to beneficially own securities owned by the Subscriber under the US securities laws, own in the aggregate 15,800 Common Shares.

Section 6                          Covenants of the Subscriber

(1)
The Subscriber will comply with Applicable Securities Laws concerning the subscription, purchase, holding and resale of the Securities and will consult with its legal advisers with respect to complying with resale restrictions under Applicable Securities Laws with respect to the Securities.

(2)	The Subscriber will not engage in hedging transactions with regard to the Securities unless in compliance with the U.S. Securities Act.

(3)
The Subscriber will execute, deliver, file and otherwise assist the Corporation in filing any reports, undertakings and other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Securities.

Section 7                          Representations and Warranties of the Corporation

The Corporation represents and warrants as follows to the Subscriber at the date of this Agreement and at the Time of Closing and acknowledges and confirms that the Subscriber is relying upon such representations and warranties in connection with the offer, sale and issuance of the Securities to the Subscriber:

(a)	The Corporation is incorporated and existing in good standing under the laws of the State of Delaware;

(b)	The execution and delivery of, and performance by the Corporation of this Agreement have been authorized by all necessary corporate action on the part of the Corporation;

(c)	This Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding agreement of the Corporation enforceable against it in accordance with its terms, provided that enforcement thereof may be limited by laws affecting creditors’ rights generally, that specific performance and other equitable remedies may only be granted in the discretion of a court of competent jurisdiction;

(d)	The Corporation has complied with Applicable Securities Laws in connection with the offer, sale and issuance of the Securities;

(e)	All material information concerning the Corporation filed by or on behalf of the Corporation under its profile on EDGAR (including, without limitation, annual reports, quarterly reports, annual and interim financial information, proxy statement, current reports and all other documents filed by or on behalf of the Corporation under the Corporation’s profile on EDGAR) (the “Public Record”) when filed did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the context in which they were made, not misleading;

(f)	The Corporation is not in possession of any undisclosed material information regarding the Corporation, its assets or the Securities, which it would be required to disclose under Applicable Securities Laws;

(g)	Except as disclosed in the Public Record, all agreements by which the Corporation holds an interest in a material property or asset are in effect in all material respects according to their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles. To the knowledge of the Corporation, the Corporation has good and marketable title to its material properties and assets, free and clear of all liens, charges, encumbrances and security interests of any nature or kind, other than as disclosed in the Public Record. The Corporation is not aware of any material defects, failures or impairments in the title of the Corporation to its material properties or assets whether or not an action, suit, proceeding or inquiry is pending or threatened or whether or not discovered by any third party;

(h)	To the knowledge of the Corporation, all material interests in mining claims, concessions, exploitation or extraction rights or similar rights (“Mining Claims”) relating to the Corporation’s properties are in good standing, are valid and enforceable, are free and clear of any material liens or charges, and no material royalty is payable in respect of any of them, except as disclosed in the Public Record or except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles. Except as disclosed in the Public Record, no other property rights are necessary for the conduct of the Corporation’s business as presently conducted, and there are no material restrictions on the ability of the Corporation to use, transfer or otherwise exploit any such property rights except as required by applicable law or the provisions of the applicable agreements related to such properties;

(i)	The financial statements of the Corporation included in the Public Record present fairly in all material respects the financial condition, results of operations and cash flows of the Corporation on a consolidated basis as of the dates and for the periods indicated, comply in all material respects as to form with the applicable accounting requirements of Applicable Securities Laws and have been prepared in conformity with United States generally accepted accounting principles; and

(j)	No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator, involving the Corporation or its property is pending or, to the knowledge of the Corporation, threatened that could reasonably be expected to result in any material adverse change in the assets, properties, operations, business, liabilities (actual or contingent) or condition (financial or otherwise) of the Corporation.

Section 8                          Covenants of the Corporation

The Corporation will, within the required time, file with the Regulators any documents, reports and information, in the required form, required to be filed by Applicable Securities Laws or by the rules and policies of a Regulator in connection with the Offering, together with any applicable filing fees and other materials, including without limitation any documents or fees required to satisfy the conditions set out in the NYSE’s conditional approval of the listing of the Establishment Fee Shares and at least 655,738 Underlying Shares.

Section 9                          Fees and Expenses and Establishment Fee

(1)
The Corporation will pay, on the Closing Date, all of the Subscriber’s due diligence, investment committee expenses and reasonable legal fees in relation to the transactions proposed in this Agreement up to an aggregate maximum of US$100,000, inclusive of any taxes and any related travel and other out of pocket expenses. Except as provided in the preceding sentence, each party shall bear its own expenses.

(2)
The Corporation will pay to the Subscriber, on the Closing Date, an establishment fee (the “Establishment Fee”) equal to 3% of the principal amount of the Subscribed Debentures, payable in cash or Establishment Fee Shares, or a combination thereof, at the election of the Subscriber.  Any Establishment Fee Shares will be issued at a price per Establishment Fee Share equal the 20 day volume weighted average price of the Corporation’s Common Shares on the NYSE prior to the date hereof, subject to NYSE approval.

Section 10                          Use of Proceeds

The Corporation covenants and agrees with the Subscriber that it will use the proceeds from the issuance and sale of the Subscribed Debentures to fund construction and development at the Company’s Peak Gold, LLC joint venture and for general corporate purposes.

Section 11                          Survival

The representations, warranties, acknowledgements and covenants contained in this Agreement and any certificate or document delivered pursuant to or in connection with this Agreement will survive Closing and continue in full force and effect for a period of two years notwithstanding any subsequent disposition or exchange of the Securities.

Section 12                          Schedules

The following Schedules are incorporated into and form an integral part of this Agreement, and any reference to this Agreement includes the Schedules:

Schedule A	Payment Information

Schedule B	Form of Debenture

Schedule C	Form of Investor Rights Agreement

Section 13                          Interpretation

Any reference in this Agreement to gender includes all genders.  Words importing the singular number only include the plural and vice versa.  The division of this Agreement into Sections and other subdivisions and the insertion of headings are for convenient reference only and do not affect the Agreement’s interpretation.  In this Agreement (i) the words “including”, “includes” and “include” mean “including (or includes or include) without limitation”, (ii) the words “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”.

Section 14                          Assignment

This Agreement becomes effective when executed by all of the parties to it.  After that time, it will be binding upon and enure to the benefit of the parties and their respective successors, heirs, executors, administrators and legal representatives.  This Agreement is not transferable or assignable by any party to it.

Section 15                          Amendment

Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by, or on behalf of, the party against whom any waiver, change, discharge or termination is sought.

Section 16                          Entire Agreement

This Agreement and the Documents constitute the entire agreement between the parties with respect to the transactions contemplated by it and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement.  The parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.

Section 17                          Enforceability

The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

Section 18                          Time of Essence

Time is of the essence in this Agreement.

Section 19                          Governing Law

This Agreement shall be interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the State of New York without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of New York.

Each of the parties irrevocably and unconditionally (i) submits to the exclusive jurisdiction of the Courts of the State of New York over any action or proceeding arising out of or relating to this Agreement, (ii) waives any objection that it might otherwise be entitled to assert to the jurisdiction of such courts, and (iii) agrees not to assert that such courts are not a convenient forum for the determination of any such action or proceeding.

Section 20                          Execution by Facsimile and Counterparts

This Agreement including the Schedules may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together will be deemed to constitute one and the same document.  If the Subscriber does not deliver a complete copy of this Investment Agreement to the Corporation, the Corporation shall be entitled to assume that the Subscriber accepts and agrees with all of the terms and conditions of this Investment Agreement on the pages not delivered at the Closing, unaltered.

Section 21                          Currency

References in this Agreement and the Schedules to US$ are to United States dollars.

Section 22                          Termination

This Agreement may be terminated, and the transactions contemplated hereby may be abandoned by either party by written notice to the other party, if the Closing shall not have occurred on or before the Closing Date.

SCHEDULE A
PAYMENT INFORMATION

Funds required under the executed Investment Agreement must be wired as follows:

Wiring Instructions:
Beneficiary Bank:
Bank Address:
Company: Contango ORE Inc.
Company Address: 3700 Buffalo Speedway, Suite 925, Houston, TX 77098
Wire Routing:
Account Number:

SCHEDULE B

FORM OF DEBENTURE

(See attached)

SCHEDULE C

FORM OF INVESTOR RIGHTS AGREEMENT

(See attached)